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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 28, 1996



                                SITEL CORPORATION
            (Exact name of registrant as specified in its charter)



        Minnesota                     0-26152                  47-0684333
  (State or jurisdiction of       (Commission File           (I.R.S. Employer
incorporation or organization)        Number)              Identification No.)



                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164
                                 (402) 498-6810


   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                   ------------------------------------------




This 8-K consists of 85 pages. The Exhibit Index is on page 4.

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ITEM 2. ACQUISITION OF ASSETS.

     On June 28, 1996, SITEL completed the acquisition of National Action Financial Services, Inc. ("NAFS"), a Georgia corporation with headquarters in Atlanta, Georgia. Founded in 1994, NAFS provides telephone-based accounts receivable management services, collections, and unique customer service applications for over 20 large corporations in the United States. The Company issued 1,371,226 shares of its Common Stock in exchange for all of the outstanding NAFS stock and stock options in a merger through which NAFS became a wholly-owned subsidiary of the Company. The holders of the outstanding NAFS stock and options were Michael W. Fletcher, Walter J. Berthiaume, Cordova Capital Partners, L.P.-Enhanced Appreciation, Terrance W. Meder, Howard M. Gibbs and James P. Rich, Jr. (the "NAFS Stockholders").
The underlying assets of NAFS over which SITEL acquired control through the acquisition consisted principally of cash, accounts receivable, fixed assets, leasehold improvements and contract rights. The Company expects to account for the transaction as a pooling-of-interests.

     The Company expects NAFS to continue the same business activities under the Company's ownership as prior to the acquisition. The Company based the purchase price for NAFS principally upon a multiple of the past and forecasted operating income of NAFS.

     The terms of the acquisition are described in more detail in the Agreement and Plan of Reorganization dated June 6, 1996, a conformed copy of which is attached as an exhibit to this Form 8-K. The Company granted the NAFS Stockholders certain registration rights in connection with the Common Stock they received in the merger. Such registration rights are described in more detail in the Registration Rights Agreement dated June 28, 1996, a conformed copy of which is attached as an exhibit to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial statements of businesses acquired.

              It is impracticable for the Company to provide the required financial statements at this time. The Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, and no later than 60 days after the due date of this Form 8-K.

        (b)   Pro forma financial information.

              It is impracticable for the Company to provide the required pro forma financial information at this time. The Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, and no later than 60 days after the due date of this Form 8-K.

        (c)   Exhibits.

              The exhibits filed as a part of this Form 8-K are:


       Exhibit
         No.
       -------

        2.3(a) Agreement and Plan of Reorganization dated June 6, 1996 regarding the acquisition of National Action Financial Services, Inc. (conformed copy)

        2.3(b) Registration Rights Agreement dated June 28, 1996 between the Company and Michael W. Fletcher, as Stockholders' Representative (conformed copy)


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 12, 1996                           SITEL Corporation



                                              By: /s/ James F. Lynch
                                                  ----------------------------
                                                  James F. Lynch, Chairman and
                                                  Chief Executive Officer


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                                SITEL CORPORATION

                                  EXHIBIT INDEX


                                                               Page Number
                                                              In Sequential
    Exhibit                                                     Numbering
      No.                                                        System
    -------                                                    ------------

     2.3(a)          Agreement and Plan of Reorganization
                     regarding the acquisition of National
                     Action Financial Services, Inc.
                     (conformed copy)

     2.3(b)          Registration Rights Agreement dated
                     June 28, 1996 between the Company and
                     Michael W. Fletcher, as Stockholders'
                     Representative (conformed copy)


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